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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): January 25, 2001




                        MAX INTERNET COMMUNICATIONS, INC.
                     ------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                      0-24273                    75-2715335
------------------------      ---------------------        -------------------
(State of incorporation)      (Commission File No.)           (IRS Employer
                                                           Identification No.)



           8115 PRESTON ROAD, EIGHTH FLOOR EAST, DALLAS, TEXAS 75225
         -------------------------------------------------------------
           (Address of principal execute offices, including zip code)


                                 (214) 691-0055
                                 --------------
         (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.


         On January 25, 2001 Leslie D. Crone resigned as CFO of MAX Internet Communications, Inc. Robert F. Kuhnemund, who currently serves as Chairman of the Board, will serve as interim CFO until a successor is named.

On January 15, 2001, the company laid off six employees of which the majority worked in management and administration. No layoffs occurred in the research and development department. These actions are consistent with the Company's new strategic direction as a software and hardware development company with a lower general and administrative overhead structure and a focus on expending its resources on research and development opportunities.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.  The following Exhibits are filed as part of this report:

         Not applicable.




         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 29, 2001

                                  MAX INTERNET COMMUNICATIONS, INC.


                                  /s/ Robert F. Kuhnemund
                                  ----------------------------------------------
                                  Chief Executive Officer and Chairman


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